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                                                                   Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 25, 2000 included in Dobson Communications Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statment.



                                       /s/ ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
March 29, 2000